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                                                                   EXHIBIT 10.17

                            LAMAR ADVERTISING COMPANY

                             RESTRICTED STOCK NOTICE

Lamar Advertising Company. (the "Company") hereby awards to you (the "Shareholder") shares of Class A Common Stock of the Company as follows:

    Name of Shareholder:                             ________________________

    Total Number of Shares Awarded:                  ________________________

    Award Date:                                      ________________________

    Vesting Commencement Date:                       ________________________

    Number of Shares Subject to Vesting Schedule:    ________________________

    Vesting Schedule:                                ________________________

    Other Terms:                                     ________________________

By your signature and the signature of the Company's representative below, you and the Company agree that this Award is made under and governed by the terms of the Company's 1996 Equity Incentive Plan (as amended through February 2006) and this Restricted Stock Agreement (this "Agreement"), which includes the incorporated terms, conditions and agreements attached to and made a part of this Agreement.

SHAREHOLDER                               LAMAR ADVERTISING COMPANY

_________________________________         By: _____________________________
Print Name: _____________________         Print Name: _____________________
Address: ________________________         Title: __________________________

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                            LAMAR ADVERTISING COMPANY

                      RESTRICTED STOCK AGREEMENT UNDER THE

          1996 EQUITY INCENTIVE PLAN (AS AMENDED THROUGH FEBRUARY 2006)

                        INCORPORATED TERMS AND CONDITIONS

      1. Issuance of Shares. On the terms and conditions set forth in this Agreement, the Company is issuing to the Shareholder on the Award Date, the number of Shares of the Company's Class A Common Stock set forth on said signature page (the "Shares"). The award of the Shares is (i) made pursuant to and is governed by the Company's 1996 Equity Incentive Plan (as amended through February 2006) (the "Plan"), the terms of which are incorporated into this Agreement by this reference. Unless the context otherwise requires, capitalized terms used herein without definitions shall have the respective meanings assigned to them in the Plan. By signing this Agreement, the Shareholder acknowledges receipt of a copy of the Plan.

      2. Purpose. The purpose of the Award of the Shares to the Shareholder is to encourage the Shareholder to enter into and/or maintain a continuing and long-term relationship with the Company. It is not a purpose of this Award to reward the Shareholder for the completion of any specific project or of any discrete period of service which may fall between consecutive vesting periods.

      3. Award Restrictions. The Shares covered by this restricted stock award shall be subject to the vesting schedule set forth on the signature page. The Company shall cause a stock certificate covering the requisite number of Shares in the name of the Shareholder or beneficiary(ies) to be distributed as soon as administratively feasible but within a reasonable period of time.

      Upon receipt of such stock certificate(s), the Shareholder or beneficiary(ies) are free to hold or dispose of such certificate at will, subject to the requirements of Section 4. During the restriction period, the Shares covered by the restricted stock award are not transferable by the Shareholder by means of sale, assignment, exchange, pledge, or otherwise, except by will or the laws of descent and distribution as provided in Section 4. The naming of a designated beneficiary under the Plan does not constitute a transfer.

      4. Transfer Rights and Restrictions.

            (a) Restrictions on Transfer. The Shareholder shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Shares, or any interest therein, unless such transfer is made in compliance with the terms and conditions of this Agreement. All restrictions on transfer shall expire upon the vesting of Shares.

            (b) Permitted Transfers of Unvested Shares. The Shareholder shall have the right to make Permitted Transfers of unvested Shares. For purposes of this Agreement, "Permitted Transfer" shall mean any transfer of all or any portion of the vested Shares by will or the laws of descent and distribution and any transfer by the Shareholder during his or her lifetime of all or any portion of his or her unvested Shares to or for the benefit of any spouse, child or grandchild (including any natural born, adopted or step-child or

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step-grandchild) of the Shareholder, or to a trust for the benefit of the
Shareholder and/or any of the foregoing or to a partnership or limited liability company, the partners or members of which include only the Shareholder and/or any of the foregoing or any other person or entity determined by the Board; provided, however, that it shall be a condition of each such Permitted Transfer that (i) the transferee agrees to be bound by the terms of this Agreement and
(ii) the Shareholder has complied with all applicable laws in connection with such Permitted Transfer. For purposes of this Agreement, any donee or transferee of the Shareholder's Shares shall be treated as the "Shareholder."

            (c) Effect of Prohibited Transfer. Any transfer of Shares in violation of this Agreement shall be void. The Company shall not be required (i) to transfer on its books any of the Shares which shall have been transferred in violation of this Agreement or (ii) to treat as the owner of such Shares or pay dividends to any transferee to whom any such Shares shall have been so transferred.

      5. No Retention Rights. Nothing in the Plan or this Agreement confers upon the Shareholder any right to continue in the service of the Company for any period of specific duration or shall be construed to interfere with or otherwise restrict in any way the rights of the Company or of the Shareholder, which rights are expressly reserved by each, to terminate the Shareholder's service at any time and for any reason, with or without cause.

      6. Taxes. As a condition to the issuance of any Shares hereunder, the Shareholder hereby agrees that, if the Company in its discretion determines that it is or could be obligated to withhold any tax in connection with the issuance, vesting or transfer of such Shares, the Company may, in its discretion, withhold the appropriate amount of tax (i) in cash from the Shareholder's wages or other remuneration or (ii) in kind from the Shares or other property otherwise deliverable to the Shareholder. The Shareholder further agrees that, if the Company has not previously withheld an amount sufficient to satisfy the withholding obligation of the Company, the Shareholder will on demand make reimbursement in cash for the amount underwithheld or, if permitted by the Board, provide such cash or other security as the Board deems adequate to meet the liability or potential liability of the Company for the withholding of tax, and to augment such cash or other security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such cash or other security.

      7. Amendments. The Board may at any time or times amend the Plan or this Agreement for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law. No termination or amendment of the Plan or amendment of this Agreement shall, without the Shareholder's consent, materially adversely affect the Shareholder's rights under this Agreement. Notwithstanding the foregoing, this Agreement shall be amended as required by Section 10(g) below to the extent required by regulatory or statutory guidance.

      8. Adjustments for Stock Splits, Stock Dividends, Etc. If from time to time while this Agreement remains in force and effect there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Shareholder is entitled by reason of his or her ownership of Shares shall be immediately subject to the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as such Shares.

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      9. Consistency with Plan. If there is any inconsistency between the provisions of this Agreement and the provisions of the Plan, the latter shall control.

      10. Miscellaneous.

            (a) Severability; Governing Law. If any provisions of this Agreement shall be determined to be illegal or unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

            (b) Injunctive Relief. It is acknowledged that it will be impossible to measure the damages that would be suffered by the Company if the Shareholder fails to comply with the provisions of this Agreement and that, in the event of any such failure, the Company will not have an adequate remedy at law. The Company shall, therefore, be entitled to obtain specific performance of each of the Shareholder's obligations hereunder and to obtain immediate injunctive relief. The Shareholder shall not urge, as a defense to any proceeding for such specific performance or injunctive relief, that the Company has an adequate remedy at law.

            (c) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors and permitted assigns.

            (d) Notices. All notices required or permitted hereunder shall be in writing and be effective upon personal delivery, upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, or upon deposit with a recognized express overnight courier service, addressed, if to the Company, to its principal executive office at the time, Attention:
President, and if to the Shareholder, to the address shown beneath his or her signature on the signature page of this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this
Section 10(d).

            (e) Entire Agreement. This Agreement, together with the Plan, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, of the parties hereto concerning the subject matter hereof. In particular, the Shares granted hereunder satisfy all outstanding claims which the Shareholder has with respect to the equity of the Company.

            (f) Waivers. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board or by the Shareholder, but no such waiver by the Board shall operate to the detriment of the Shareholder without the Shareholder's consent.

            (g) Statutory Requirements and Subsequent Amendment. This Agreement and the award of Restricted Stock hereunder is intended to be exempt from the requirements of the American Jobs Creation Act, specifically with respect to the definition of deferred compensation and the provisions of section 409A of the Code. To the extent required by subsequent guidance, whether statutory or regulatory, the Company and Shareholder agree that any Restricted Stock awarded hereunder may be modified, rescinded or substituted with an

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award of equal economic value as required to maintain exemption from the provisions of section 409A of the Code.

            (h) Administration. The Committee shall have full authority and discretion to decide all matters relating to the administration and interpretation of this Agreement. The Committee shall have full power and authority to pass and decide upon cases in conformity with the objectives of this Agreement under such rules as the Board of the Company may establish. Any decision made or action taken by the Company, the Board, or the Committee arising out of, or in connection with, the administration, interpretation, and effect of this Agreement shall be at their absolute discretion and will be conclusive and binding on all parties. No member of the Board, the Committee, or employee of the Company shall be liable for any act or action hereunder, whether of omission or commission, by the Recipient or by any agent to whom duties in connection with the administration of this Agreement have been delegated in accordance with the provision of this Agreement.